UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 24, 2015
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 24, 2015, HP Inc. issued a press release relating to the fiscal quarter and fiscal year ended October 31, 2015 entitled “HP Inc. Reports Hewlett-Packard Company Fiscal 2015 Full-Year and Fourth Quarter Results.”  The results discussed in this press release include those of Hewlett Packard Enterprise Company, Hewlett-Packard Company’s former enterprise technology infrastructure, software, services and financing businesses, which separated from Hewlett-Packard Company on November 1, 2015.  In connection with this separation, Hewlett-Packard Company changed its name to HP Inc. effective as of October 31, 2015.  Accordingly, references to the “Company” in this Current Report on Form 8-K refer to Hewlett-Packard Company with respect to events occurring on or prior to October 31, 2015, and to HP Inc. with respect to events occurring after October 31, 2015.

The text of the press release, with the related generally accepted accounting principles (“GAAP”) consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

The Company’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2015, the Company’s GAAP consolidated condensed balance sheets as of October 31, 2015 and certain segment information for the fiscal quarter and fiscal year ended October 31, 2015 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement the Company’s consolidated condensed financial statements presented on a GAAP basis, the Company provides net revenue on a constant currency basis, as well as non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures.

The Company also provides forecasts of non-GAAP diluted net earnings per share. A reconciliation of the adjustments to GAAP results for the Company’s fiscal quarter and fiscal year ended October 31, 2015 and prior periods is included in the tables that are a part of Exhibit 99.1 or elsewhere in the materials related hereto. In addition, an explanation of the ways in which the Company’s management uses these non-GAAP measures to evaluate its business, the substance behind  management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which  management compensates for those limitations, and the substantive reasons why management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for net revenue, operating profit, operating margin, net earnings, diluted net earnings per share, cash and cash equivalents, cash flow from operations, investment in property, plant and equipment or total company debt prepared in accordance with GAAP.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of the Company’s press release relating to its fiscal quarter and fiscal year ended October 31, 2015 entitled “HP Inc. Reports Hewlett-Packard Company Fiscal 2015 Full-Year and Fourth Quarter Results,” with the related GAAP consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
The Company’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2015, the Company’s GAAP consolidated condensed balance sheets as of October 31, 2015 and segment financial results for the fiscal quarter and fiscal year ended October 31, 2015 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: November 24, 2015	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of the Company’s press release relating to its fiscal quarter and fiscal year ended October 31, 2015 entitled “HP Inc. Reports Hewlett-Packard Company Fiscal 2015 Full-Year and Fourth Quarter Results,” with the related GAAP consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
The Company’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2015, the Company’s GAAP consolidated condensed balance sheets as of October 31, 2015 and segment financial results for the fiscal quarter and fiscal year ended October 31, 2015 (filed herewith).

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